©2026 Labcorp. All rights reserved.

2©2026 Labcorp. All rights reserved. Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements, including, but not limited to, statements with respect to (i) the estimated 2026 guidance, the long-term financial outlook, and the long-term capital deployment strategy, and related assumptions of each, (ii) the impact of various factors on operating and financial results, including global economic and market conditions, on the company's businesses, operating results, cash flows, and/or financial condition, (iii) current and future offerings, capabilities, and business strategies, including those related to high-growth specialty areas, (iv) expected savings, synergies and other benefits to the company, customers or patients from acquisitions and other transactions, partnerships, company initiatives and investments, (v) the use of technology, including the use of artificial intelligence (AI), and expected operational efficiencies, revenue growth, impacts on customer and patient experience and access, and other benefits from the use of such technologies, and (vi) opportunities for future growth. Each of the forward-looking statements is subject to change based on various important factors, many of which are beyond the company's control, including without limitation: (i) the failure to receive tax-free treatment with respect to the spin-off of the company’s former Clinical Development and Commercialization Services business for U.S. federal income purposes; (ii) the impact of spin-off related items; (iii) personnel costs and potential difficulties with employee relations and retention; (iv) the trading price of the company's stock, competitive actions and other unforeseen changes and general uncertainties in the marketplace; (v) the impact of changes to existing or adoption of new laws and regulations applicable to the company, including healthcare reform, or changes to the interpretation and application of such laws and regulations; (vi) customer preferences and purchasing decisions, including changes in payer regulations or policies; (vii) adverse actions of governmental and third-party payers; (viii) changes in testing guidelines or recommendations; (ix) the impact of global geopolitical events; (x) the effect of public opinion on the company's reputation; (xi) adverse results in material litigation matters; (xii) failure to maintain or develop customer relationships; (xiii) the company's ability to develop or acquire new products and adapt to technological changes; (xiv) failures of, or adverse events relating to, the company’s information technology systems, programs, or processes or the company’s data security; (xv) the impact of potential losses under repurchase agreements; (xvi) adverse weather conditions; (xvii) the number of revenue days in a financial period; (xviii) inflation; (xix) increased competition; and (xx) the effect of exchange rate fluctuations. These factors, in some cases, have affected and in the future (together with other factors) could affect the company's ability to implement the company's business strategy, and actual results could differ materially from those suggested by these forward-looking statements. As a result, readers are cautioned not to place undue reliance on any of the forward-looking statements. The company has no obligation to provide any updates to these forward-looking statements even if its expectations change. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Further information on potential factors, risks and uncertainties that could affect operating and financial results is included in the company's most recent Annual Report on Form 10-K and subsequent Forms 10-Q, including in each case under the heading RISK FACTORS, and in the company's other filings with the SEC. The information in this press release should be read in conjunction with a review of the company's filings with the SEC including the information in the company's most recent Annual Report on Form 10-K, and subsequent Forms 10-Q, under the heading “MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS”.

3©2026 Labcorp. All rights reserved. Use of Adjusted Measures The company has provided in this presentation “adjusted” financial information that has not been prepared in accordance with GAAP, including adjusted EPS (or adjusted net income per share), adjusted operating margin, and free cash flow. Moreover, the company is not able to provide reconciliations of these adjusted measures on a forward-looking basis because it is unable to predict, without unreasonable effort, certain components thereof. As such, any associated estimate and its impact on these measures could vary materially, and the company cannot address the probable significance of unavailable information. The company believes these adjusted measures are useful to investors as a supplement to, but not as a substitute for, GAAP measures, in evaluating the company’s operational performance. The company further believes that the use of these non-GAAP financial measures provides an additional tool for investors in evaluating operating results and trends, and growth and shareholder returns, as well as in comparing the company’s financial results with the financial results of other companies. Non-GAAP adjusted measures should not be considered as an alternative to the corresponding measures prepared in accordance with GAAP, and these adjusted measures may be different from and not directly comparable to the measures presented by other companies.

4©2026 Labcorp. All rights reserved.2026 Labcorp. All rights reserved. Agenda Opening Dewey Steadman Welcome Adam Schechter Diagnostics Bryan Vaughn Biopharma Laboratory Services Dr. Brian Caveney BREAK Specialty Diagnostics Dr. Shak Ramkissoon Technology and Innovation Dr. Bola Oyegunwa Long-Term Financial Outlook Julia Wang BREAK Q&A All Speakers

5©2026 Labcorp. All rights reserved.2026 Labcorp. All rights reserved.

6©2026 Labcorp. All rights reserved. Adam Schechter Chairman and Chief Executive Officer Welcome

7©2026 Labcorp. All rights reserved. Labcorp has never been more important Laboratory insights power better health, breakthrough therapies, and personalized care to improve outcomes and build a more sustainable healthcare system

8©2026 Labcorp. All rights reserved.2026 Labcorp. All rights reserved. Healthcare is entering a new era Growing and aging population Personalized medicine advancing quickly Consumers taking on their wellness and health Advanced technology transforming healthcare Novel science and innovation driving drug development Labcorp is focused on the key trends driving the future of healthcare

Market forces magnify the importance of Labcorp As healthcare becomes More data-driven More personalized More technology enabled More consumer-friendly Laboratory services and insights are even more essential for Wellness and prevention Early disease detection Treatment selection Therapy monitoring Improving health and improving lives, while reducing healthcare costs 9©2026 Labcorp. All rights reserved.

10©2026 Labcorp. All rights reserved. Labcorp is ready for this moment 2026 Labcorp. All rights reserved.

11©2026 Labcorp. All rights reserved. An interconnected ecosystem where insights, partnerships, scientific expertise, and innovation reinforce one another, creating a differentiated competitive advantage Labcorp is a global leader in laboratory services DIAGNOSTICSBIOPHARMA LABORATORY SERVICES Early Development | Central Laboratory Services PREVENTION DIAGNOSIS THERAPY SELECTION TREATMENT MONITORING

An experienced, focused, mission-driven team

MISSION

Improve health and improve lives

VALUES

Md Mission Driven	**Cc** Customer Centered	**In** Innovative	**Ag** Agile	**Oe** Operationally Excellent



Adam Schechter
Chairman and
Chief Executive Officer



Brian Caveney, MD
President, Biopharma
Laboratory Services and
Chief Medical and
Scientific Officer



Anita Graham
Chief Human
Resources Officer



Kathryn Kyle
Chief Legal
Officer and
Corporate Secretary



Jon Meltzer, PhD
Chief
Operations Officer



Bola Oyegunwa, PhD
Chief Information and
Technology Officer



Amy Summy
Chief Marketing Officer



Bryan Vaughn
President, Diagnostics



Julia Wang
Chief Financial Officer

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©2026 Labcorp. All rights reserved.
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13©2026 Labcorp. All rights reserved. Science and innovation with global scale 1,2001 Scientists and physicians 1,000 Publications and presentations 6,500 Tests on our menu 100+ Innovative tests launched/year >50 Major laboratories globally 85% FDA drug and therapeutic product approvals supported 750M Tests performed annually 400,000 Patients in clinical trials across 100+ countries 2026 Labcorp. All rights reserved.1. All figures are for 2025, rounded.

14©2026 Labcorp. All rights reserved. Trusted partner to customers across the health ecosystem1 1. Figures except Hospitals and Health Systems acquisitions and Managed Care renewal rates are rounded. 2. Based on 2025 internal sales data. 3. Payer renewal figure is from 2025-July 2026. 4. Figure represents consumers, including patients, served in 2025. Net Promoter Score is based on data from Jan-June 2026. PROVIDERS >90% trust Labcorp >550,000 physicians use Labcorp BIOPHARMA 20 of top 20 global pharma2 Over 2,400 active clinical studies 12 acquisitions since 2023 4,000 hospitals nationwide HOSPITALS and HEALTH SYSTEMS PAYERS 100% renewal rate on material managed care plans3 90% of all managed care lives3 76 million consumers served4 Net Promoter Score of 704 CONSUMERS

15©2026 Labcorp. All rights reserved. Utilizing advanced technology to power innovation and drive performance Improving Customer Experiences Enhancing Productivity Transforming Our Business

16©2026 Labcorp. All rights reserved. Strategic priorities focus on high-growth areas

17©2026 Labcorp. All rights reserved. Lead in specialty testing Drive personalized health solutions Be the partner of choice for health systems and leading pharma Shape our future through innovation and technology, including AI and robotics Labcorp’s strategic priorities focus on high-growth areas

18©2026 Labcorp. All rights reserved. Our long-term outlook is compelling Long-Term Outlook 2026 – 2029 CAGR 5% - 8% REVENUE MARGIN EXPANSION ADJUSTED EPS GROWTH FREE CASH FLOW bps 75 - 150 CAGR 8.5% - 11.5% In line with adjusted earnings growth

19©2026 Labcorp. All rights reserved. Key takeaways Consistent track record of delivering strong performance Tremendous growth opportunities ahead A differentiated platform powered by science, technology and global scale Compelling long-term outlook

©2026 Labcorp. All rights reserved. Diagnostics: The next era of healthcare runs on diagnostic insights Bryan Vaughn President, Diagnostics I N V E S T O R D A Y 2 0 2 6

21©2026 Labcorp. All rights reserved.2026 Labcorp. All rights reserved. D I A G N O ST I C S Overview Large and growing market opportunity backed by proven track record Differentiated scale and network, amplified by technology Multiple pathways for sustainable growth Positioned to lead as science and technology drive change

DIAGNOSTICS

Meaningful growth opportunity in a large, growing industry

U.S. DIAGNOSTICS INDUSTRY SIZE[1]


labcorp
12%
Physician Office Labs
4%
Other Independent Labs
26%
$90B+
58%
Hospital Labs

Annual growth rate 1% - 3%

MARKET TAILWINDS


Scientific advances accelerate specialty diagnostics
Consumers seek greater insight into their health
Demographic trends drive demand

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1. Figures are rounded.

©2026 Labcorp. All rights reserved.

22

DIAGNOSTICS

Track record of above-market revenue growth

DIAGNOSTICS REVENUE GROWTH

7% CAGR


$11.5B
$9.4B
2023
2026
guidance midpoint[1]

KEY DRIVERS OF SUSTAINED PERFORMANCE

- Test and accession volume growth
- Organic expansion and strategic M&A
- Shift towards specialty testing
- Diversified payer and channel mix

1. Midpoint of FY 2026 guidance previously issued on July 30, 2026; see appendix for more information.

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DIAGNOSTICS

A differentiated network connecting healthcare

90% U.S. lives covered in network	**>90%** Trust among providers
9,200+ Patient access points	**22M** Logistics stops per year
40K+ EMR / EHR interface connections	**48** Core and esoteric labs across the U.S. and Canada
6,500 Tests in portfolio	**100+** Innovative tests launched / year

We inform what's next in healthcare through...

175M+ patient interactions annually

750M tests performed annually

1. All figures are for 2025, rounded.

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DIAGNOSTICS

Amplifying our impact through technology and insights

BETTER EXPERIENCES

- Patient and provider AI agents
- Optimized patient access
- Seamless digital engagement



SMARTER OPERATIONS

- Optimized logistics network
- Automated specimen flows
- AI-supported diagnostics

CUSTOMER SATISFACTION | GROWTH | EFFICIENCY

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26©2026 Labcorp. All rights reserved. Driving growth through specialty, partnerships and M&A, and consumer-centric solutions

DIAGNOSTICS

Specialty innovation accelerates growth, insights, and patient impact

$2B in annual revenue with strong growth rates[1,2]

15%	25%	15%	10%
ONCOLOGY	NEUROLOGY	AUTOIMMUNE	WOMEN'S HEALTH

- Specialty market growing **3x** faster than broader U.S. diagnostics market
- **50%+** higher tests per requisition when a specialty test is ordered[3]
- Unique ability to scale specialty diagnostics

1. H1 2026 revenue annualized.
2. Percentage growth rates are 2022-2025 revenue CAGR; includes organic and inorganic growth; figures are rounded.
3. Compared to Labcorp's average tests per requisition.



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©2026 Labcorp. All rights reserved.

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28©2026 Labcorp. All rights reserved. M&A and partnerships drive meaningful, sustainable growth D I A G N O S T I C S California Oregon $900M in revenue from over 30 deals1 1. Reflects acquired revenue from 2023-2025; figures rounded.

DIAGNOSTICS

Delivering value for health system partners

Renewals & service excellence

NOVANT HEALTH

UHealth
UNIVERSITY OF MIAMI HEALTH SYSTEM

DEPARTMENT OF DEFENSE
UNITED STATES OF AMERICA

Reference & lab management expertise



Health Systems Leadership Hub



Lab management expertise & benchmarking

Digital & analytics experiences



labcorp | Diagnostic Assistant®



Insight Analytics

Epic Aura

Innovative collaborations

FOX CHASE CANCER CENTER
TEMPLE HEALTH

Children's Hospital of Philadelphia

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30©2026 Labcorp. All rights reserved. Consumer-centric experiences broaden access to care D I A G N O S T I C S DECENTRALIZE DIAGNOSTICS AND EXPAND ACCESS SIMPLIFY DIGITAL EXPERIENCES PARTNER WITH CONSUMER- FORWARD COMPANIES GROW CONSUMER TESTING

DIAGNOSTICS

Delivering value & impact through integrated care partnerships

RWJBarnabas HEALTH

*"What began as a trusted partnership, including critical collaboration during the COVID-19 pandemic, has evolved into a **strategic relationship that advances diagnostics, oncology and precision medicine** across RWJBarnabas Health. Together, we are improving access to advanced testing and enhancing patient care."*

John Doll,
Chief Operating Officer, RWJBarnabas Health

Optum

*"At the heart of our collaboration with Labcorp is a shared commitment to patients, using AI and data to make care smarter and more connected. Labcorp's role as a preferred network lab gives our providers and members strong access to essential services, and together we're going further, **applying AI and analytics to accelerate innovation and deliver better outcomes** for the people we serve."*

Sandeep Dadlani,
Chief Executive Officer, Optum Insight

one medical

*"By making laboratory testing more seamless within the One Medical experience and supporting Amazon Health's efforts to simplify access to care, we're **reducing friction for patients and enabling a more convenient, connected healthcare journey**."*

Andrew Diamond, MD, PhD
Chief Medical Officer, One Medical

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32©2026 Labcorp. All rights reserved. Key takeaways Large, growing market supported by long-term tailwinds Technology amplifies the power of our scale, infrastructure and diagnostics expertise Multiple growth opportunities across specialty diagnostics, partnerships and consumer-centric solutions Harnessing science and diagnostic insights to shape the future of healthcare

©2026 Labcorp. All rights reserved. Biopharma Laboratory Services: Powering the future of drug development I N V E S T O R D A Y 2 0 2 6 Brian Caveney, MD President, Biopharma Laboratory Services and Chief Medical and Scientific Officer

BIOPHARMA LABORATORY SERVICES (BLS)

Overview

Advancing innovation from discovery to commercialization

Strong financial track record and outlook, with favorable market tailwinds

Fully integrated drug development laboratory capabilities

BLS and Diagnostics: a powerful combination creating greater client value

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BIOPHARMA LABORATORY SERVICES

Advancing innovation from discovery to commercialization

Shared expertise across research and development, medical affairs, science and technology, and data sciences

EARLY DEVELOPMENT LABORATORIES

CENTRAL LABORATORY SERVICES

DIAGNOSTICS

DISCOVERY → **PRE-CLINICAL** → **CLINICAL TRIAL SUPPORT** → **COMMERCIALIZATION** → **DIAGNOSTICS**

1,200	**100+**	**1,000**	**100+**
Scientists and physicians[1]	Innovative tests launched / year	Publications and presentations[2]	Countries served globally

1. All figures are for 2025, rounded.
2. Includes journal articles, abstracts, posters, peer-reviewed publications and presentations.

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BIOPHARMA LABORATORY SERVICES

Strong track record of growth targeting a large global market opportunity

BLS REVENUE GROWTH


6% CAGR
$2.8B
$3.3B
2023
2026
guidance midpoint[1]

MARKET TAILWINDS

- Strong R&D Pipelines
- Increasing Trial Complexity
- Globalization of Trials
- Expansion of Specialty Therapeutic Areas

1. Midpoint of FY 2026 guidance previously issued on July 30, 2026; see appendix for more information.

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BIOPHARMA LABORATORY SERVICES

Case study: BLS delivers measurable outcomes for trial sponsors



REDUCED COMPLEXITY



HIGH-QUALITY DATA



ACCELERATED CLINICAL DEVELOPMENT

Trusted partner for leading pharma and biotech companies for 40 years

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BIOPHARMA LABORATORY SERVICES

Integrated platform delivering comprehensive laboratory services for clinical trials

Study design support



Trial design and consultation

World-class clinical trial kits and logistics



Regional kit production



Specimen collection

Requisition reconciliation and tracking

Global specimen testing and analysis



Receipt at central lab and high-speed sorting



Central laboratory testing



Results reporting

Data management



Data integration and transfer

Specimen lifecycle management



Specimen storage and retrieval

Global Client Delivery organization effectively oversees all aspects of operations

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38

BIOPHARMA LABORATORY SERVICES

Competitive advantages today. Positioned to lead tomorrow.



SCALE

5 Central Labs - United States, Switzerland, China, Singapore, Japan

World's largest automated kit production network

Global expansion



SCIENCE

85% FDA drug and therapeutic product approvals supported[1]

Expertise and capabilities aligned with pharma investment in specialty segments growing **35%+**[2]

Oncology and neurology comprise **>50%** of studies[3]


Study Summary

INNOVATION

Study start-up acceleration

Labcorp Global Trial Connect™

AI-enabled digital pathology

Labcorp Patient Insights Engine

Global network and advanced capabilities supporting clinical trials spanning 100+ countries

1. Source: FDA NME.
2. Source: Citeline, Evaluate pharma, Alzheimer's Association.
3. Source: Labcorp internal metrics, 2025.

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BIOPHARMA LABORATORY SERVICES

BLS and Diagnostics: Complementary strengths, greater client value

Increased trial protocol complexity and data-rich requirements align well with Labcorp's capabilities

PATIENT RECRUITMENT	DECENTRALIZED AND HYBRID TRIALS	END-TO-END TESTING CAPABILITIES
Combined data to identify and engage eligible patients	**Expanding trial access with local and at-home sample collection**	**Testing from discovery to companion diagnostic (CDx) commercialization**
175M+ patient encounters[1]	**2,200+** patient service centers (PSCs)	**130+** active CDx studies spanning **50** biomarkers
>50B test results	**50%** Y/Y growth in clinical trials supported through PSCs[2]	**10%** CDx revenue growth Y/Y[2]
75M contactable patients		

1. Represents an annual metric. Source: Labcorp internal metrics, 2026.
2. Labcorp internal metrics, 2024-2025.

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©2026 Labcorp. All rights reserved.

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41©2026 Labcorp. All rights reserved. Key takeaways Global leader with market tailwinds and competitive differentiation Unique scientific enterprise spanning discovery, development and commercialization Long-term partnerships driving revenue growth and margin expansion Laboratory innovation and scale powering the future of drug development

42©2026 Labcorp. All rights reserved. Break

©2026 Labcorp. All rights reserved. Specialty Diagnostics: Transforming innovation into access I N V E S T O R D A Y 2 0 2 6 Shak Ramkissoon, MD, PhD Senior Vice President, Enterprise Oncology and Diagnostics Medical Affairs

SPECIALTY DIAGNOSTICS

Overview

A proven engine translating innovation into real-world impact

Leading in high-growth specialty areas; oncology deep dive

Unifying the healthcare ecosystem to expand access to precision care

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SPECIALTY DIAGNOSTICS

A continuous cycle of innovation and insights powering specialty diagnostics

1 DISCOVER AND DEVELOP

Biomarker insights that unlock opportunities for novel diagnostics and precision therapies

2 VALIDATE AND GENERATE EVIDENCE

Global clinical trials transforming biomarker potential into clinical proof labcorp

4 DELIVER REAL-WORLD IMPACT

Improving care through broad access

3 SCALE AND COMMERCIALIZE

Expanding access through diagnostic innovation and test deployment

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SPECIALTY DIAGNOSTICS

Accelerating specialty leadership in high-impact therapeutic areas



NEUROLOGY

Leading innovation in neurological diagnostics



AUTOIMMUNE

Advancing precision management for chronic conditions



WOMEN'S HEALTH

Delivering personalized insights across life stages



ONCOLOGY

Expanding access to biomarker-driven care

Deep Dive

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SPECIALTY DIAGNOSTICS

Neurology | Leading blood-based innovation across many neurological conditions

>150M
people living with dementia worldwide by 2050[1]

<1
neurologist per 100K people globally[2]

ALZHEIMER'S IMPACT ACROSS DIAGNOSTICS AND BIOPHARMA[3]

10
Biomarkers introduced in the past five years

496
Clinical trial protocols supported

>350K
Patients tested in 2025



Parkinson's, ALS, and movement disorders
Migraine
Autoimmune neuro and MS
Alzheimer's and dementias
Epilepsy and pediatric genetic disorders
Stroke
Concussion and TBI

1. Steinmetz J. et al. The Lancet Neurology, 2024; 23, 344-381
2. Dementia workforce: neurologists (per 100,000)
3. Internal data

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SPECIALTY DIAGNOSTICS

Autoimmune | Advancing precision care for chronic conditions

15M Americans affected by autoimmune disorders[1]

1 in 3 autoimmune patients have multiple autoimmune conditions[1]

3 to 5 years; time it can take to diagnose an autoimmune condition[2]

SELECT CONDITIONS

- Rheumatoid arthritis
- Lupus
- Sjögren's Disease
- Myositis

COMPREHENSIVE CAPABILITIES ACROSS AUTOIMMUNE CONDITIONS

Diagnostic and disease activity	Therapeutic drug monitoring	Monitoring and surveillance	Allergy testing
Sjögren's Plus Vectra®	DoseASSURE™	ANA 10	Alpha-gal

Select Tests

1. Abend AH, He I, Bahroos N, et al. Estimation of prevalence of autoimmune diseases in the United States using electronic health record data. Journal of Clinical Investigation. 2025;135(4):e178722.
2. AARDA Survey Study Report. 2017.

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SPECIALTY DIAGNOSTICS

Women's Health | Delivering personalized insights across life stages

KEY HEALTH NEEDS

17M	women in the U.S. are overdue for at least 1 recommended cancer screening[1]
8M	women eligible for BRCA screenings have not been tested[2]
8M	women in the U.S. with menopausal conditions are not receiving care[3]



LABCORP ADVANTAGE

650+	Tests across women's health
INVITAE Inheritest® MaterniT®	Market-leading genetics
170	Genetic counselors

1. Spencer JC et al., Breast, Cervical, and Colorectal Cancer Screening Rates in Women Aged 45–64 Years, JAMA Network Open (2026), based on 2024 BRFSS data (figure includes Colorectal and Cervical cancer screening gap estimates only).
2. Journal of Internal Medicine, March 2026.
3. Carter, B. Women in Menopause Often Go Untreated. AARP Public Policy Institute, 2025.

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50©2026 Labcorp. All rights reserved. Oncology Deep Dive

SPECIALTY DIAGNOSTICS

Cancer care has dramatically evolved over the years, but access to therapies remains a challenge

18M[1]

people **in the U.S.** living with history of cancer

20M[2]

new cancer diagnoses **globally** per year

>60%[3]

of patients with advanced cancers do not receive guideline-based comprehensive biomarker testing

1. ACS Cancer Treatment and Survivorship Statistics, 2025.
2. WHO/IARC GLOBOCAN. New report on global cancer burden in 2022 by world region and human development level; 2024.
3. Chehade CH, Jo Y, Ozay ZI, et al. Utilization and timing of first tumor next-generation sequencing testing (NGS) in patients (pts) with five most common cancers in the USA. DOI: 10.1200/JCO.2025.43.16_suppl.11014. Abstract # 11014. Presented at: ASCO Annual Meeting; May 30-June 3, 2025; Chicago.

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SPECIALTY DIAGNOSTICS

At the intersection of diagnostics and care delivery, Labcorp accelerates patient access to precision therapies to improve outcomes

80% of U.S. FDA-approved oncology therapies in 2025 were supported by our Biopharma Laboratory Services

DISCOVER AND DEVELOP

VALIDATE AND GENERATE EVIDENCE



DELIVER REAL-WORLD IMPACT

>65% of U.S. oncologists rely on our diagnostic testing services[1]

SCALE AND COMMERCIALIZE

450+ oncology tests across the continuum of care for all cancer types[1]

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1. FY 2025 diagnostic order history.

©2026 Labcorp. All rights reserved.

52

SPECIALTY DIAGNOSTICS

Broad test menu spanning the continuum of care across indications enables a holistic view of the patient's disease to inform treatment decisions

PRECISION ONCOLOGY
- Tissue-based molecular tumor profiling
- Hereditary cancer screening panels
- Liquid biopsy
- Whole genome-based MRD
- Integrated blood cancer diagnostics
- Kitted CDx assays



BIOMARKER-DIRECTED
- Molecular (NGS, qPCR)
- AI-enabled digital pathology
- Immunohistochemistry (IHC)
- Cytogenetics, FISH
- Flow cytometry
- Pharmacogenomics

CLINICAL
- HPV, PSA
- Cancer screening tests
- Liver and kidney function tests
- Serum markers
- CBCs
- Metabolic panels

9,200+ patient access points

EMR/EHR solutions (e.g. Epic Aura)

AI-enabled Test Finder

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54©2026 Labcorp. All rights reserved. Customer-driven innovation that advances care, simplifies workflows and drives durable growth

SPECIALTY DIAGNOSTICS

Defining the next generation of oncology care



TISSUE MOLECULAR PROFILING

Genome-wide analysis (DNA + RNA)
Predictive algorithms



LIQUID BIOPSY

Clonal hematopoiesis
ctDNA fraction



HEME MALIGNANCY PROFILING

Whole genome sequencing
Heme MRD

HEREDITARY CANCER

Comprehensive somatic and germline, polygenic risk scores (PRS)



DIGITAL PATHOLOGY

Biomarker screening
Predictive algorithms



KITTED ASSAYS

CDx claims expansion
Expand access U.S., EU, APAC



MOLECULAR RESIDUAL DISEASE

Ultrasensitive tumor-informed
Tumor naïve MRD

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SPECIALTY DIAGNOSTICS

Labcorp Plasma Detect Genome MRD
14-day turnaround for baseline testing for earlier treatment optimization

Only 10% - 20% of patients benefit from adjuvant chemotherapy, underscoring the need for better risk stratification


Surgery
Earlier detection of disease
Recurrence
Radiographic detection
ctDNA* diagnostic detection
ctDNA level*
TIME

*Circulating tumor DNA (ctDNA): DNA from cancer cells released into the bloodstream.

CONFIDENCE IN RISK STRATIFICATION

High sensitivity & specificity in detecting ctDNA

14-day turnaround for baseline testing

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SPECIALTY DIAGNOSTICS

Results from Labcorp Plasma Detect Genome MRD are prognostic and improve current risk stratification

POST-SURGERY

82%
of clinically high risk ctDNA-positive patients have recurrence within 3 years

7%
of clinically low risk ctDNA-negative patients have recurrence within 3 years

SURVEILLANCE

77%
sensitivity for detection of recurrence prior to radiographic imaging

7.6
months before disease is detected clinically

MRD detection post-surgery was associated with an increased risk of disease recurrence


Probability of Survival
1.00
0.75
0.50
0.25
0.00
HR: 6.3; [95% CI: 3.5-11.3]; P<10^-8
0
6
12
18
24
30
36
Months

Patients at risk

	0	6	12	18	24	30	36
ctDNA-negative	181	179	172	161	146	107	86
ctDNA-positive	28	25	17	14	10	10	7

Alarcon et al., Clinical validity of post-surgery circulating tumor DNA testing in stage III colon cancer patients treated with adjuvant chemotherapy: The PROVENC3 study [abstract]. In: Proceedings of the American Association for Cancer Research Annual Meeting 2024; Part 1 (Regular Abstracts); 2024 Apr 5-10; San Diego, CA. Philadelphia (PA): AACR; Cancer Res 2024;84(6_Suppl):Abstract nr 6559.

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SPECIALTY DIAGNOSTICS

Advancing MRD detection to identify recurrence earlier and inform care sooner

Plasma Detect Genome MRD
DETECTS 50 PPM[1]


Positive
Negative
ctDNA Level (ppm)
500
250
100
50
25
10
5
2
1
0
0 1 2 5 10 25 50 100 250 500
Contrived Cell Line Tumor Content (ppm)

>10-fold improvement

Assay enhancements

Ultrasensitive sequencing chemistry

Improved bioinformatics

Plasma Detect Genome MRD Ultra
DETECTS 3 PPM[1]


Positive
Negative
ctDNA Level (ppm)
500
250
100
50
25
10
5
2
1
0
0 1 2 5 10 25 50 100 250 500
Contrived Cell Line Tumor Content (ppm)

labcorp | INVESTOR DAY 2026

1. Source: Internal data

©2026 Labcorp. All rights reserved.

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SPECIALTY DIAGNOSTICS

Labcorp Plasma Detect Genome MRD Ultra

A differentiated WGS platform built for scale, adoption and patient impact

Colon	Lung	Breast	Head & Neck	Muscle-invasive Bladder	Ovarian
Stage II - III	Stage I - III	Stage II - III	Stage II - IV	Stage II - III	Stage I - IV

ENHANCED SENSITIVITY | **RAPID TURNAROUND** | **ROBUST EVIDENCE GENERATION**

labcorp | INVESTOR DAY 2026

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60©2026 Labcorp. All rights reserved. Key takeaways Deep insights bridging innovation, diagnostics and care delivery to expand access to personalized therapies A comprehensive portfolio positioned in high-growth specialty markets with durable long-term growth potential A differentiated ecosystem accelerates precision medicine and guideline-based patient care

©2026 Labcorp. All rights reserved. Technology and Innovation: Shaping what’s next in healthcare Bola Oyegunwa, PhD Chief Information and Technology Officer I N V E S T O R D A Y 2 0 2 6

TECHNOLOGY AND INNOVATION

Overview

Technology is reshaping what's possible in healthcare

Labcorp is embedding advanced technology across the business

Technology is creating simpler, more connected customer experiences

Automation and AI are driving productivity at scale

Technology is enabling new ways to operate, innovate and compete

labcorp | INVESTOR DAY 2026
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62

TECHNOLOGY AND INNOVATION

Diagnostics and Biopharma Laboratory Services are poised for transformation

Advanced technologies will accelerate breakthroughs in Labcorp's core businesses

- Agentic AI systems for clinical workflows
- AI-enabled drug development
- Parameter optimization (Quantum machine learning)
- Digital twins and spatial computing
- Biomedicine quantum computing accelerators

Drug development acceleration

Identification of new therapies

Discovery of new biomarkers

Actionable data insights that improve patient care

labcorp | INVESTOR DAY 2026
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63

TECHNOLOGY AND INNOVATION

Labcorp embeds advanced technologies across our business

Technology is improving customer experiences, enhancing productivity and transforming operations

IMPROVING CUSTOMER EXPERIENCES	ENHANCING PRODUCTIVITY	TRANSFORMING OUR BUSINESS
Revenue growth	Profitable growth	Competitive advantage

labcorp | INVESTOR DAY 2026
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64

TECHNOLOGY AND INNOVATION

Enhancing the provider experience to improve patient care

Reducing administrative burden and enabling faster, more informed clinical decisions



Broaden access to our test menu

Expedite health system access to specialty and core testing

Epic Aura

Simplify the test order experience

AI driven, test search and clinical decision support tools

Test Finder

Enhance clinical workflows

Orders in progress and order tracking

Support clinical decision making

Empower care decisions with insights and longitudinal trends

labcorp | Link®

labcorp | Diagnostic Assistant®

labcorp | INVESTOR DAY 2026

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65

TECHNOLOGY AND INNOVATION

Empowering people with personalized, connected care experiences

MyLabcorp makes accessing, managing, and navigating care simple and intuitive


MyLabcorp
Hi, Janine
How can I help you?
View Results
Explore My Health
About MyLabcorp
Ask a question

Schedule appointments and lab services

Convenient scheduling and proactive reminders

Review and analyze results

Delivers answers and insights across multiple visits

Provide patient education

Empowers care discussions through accessible health information

labcorp | INVESTOR DAY 2026
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66

TECHNOLOGY AND INNOVATION

Enabling faster study execution and better trial outcomes

Accelerating end-to-end study execution through digital workflows, intelligent automation and operational insights

Digitize sponsor and investigator workflows

Provide operational intelligence

Accelerate patient recruitment

GLOBAL TRIAL CONNECT™


labcorp | Sponsor
labcorp | Investigator
Select Study (Site)
Quick Links
Communications
Sample Management
Patients
Results
Study Summary
Documents
Study Management
Supply Management
Training
Common Links
All Studies
Study Summary
Demo Investigator | Demo Sponsor
Edit Widgets
Patients
14 Enrolled
Supply Request
Request Supplies
Lab Reports & Result Alerts
Status
Patient
Language
Actions
Unread
English
eQueries
Lab Manuals & Trainings
Category
Version
Study Manual
Specimen Collection Guide
Site Actions
Nothing to see here.
There are no unread items at the moment.

labcorp | INVESTOR DAY 2026

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67

TECHNOLOGY AND INNOVATION

Deploying multi-agentic systems at scale to enhance productivity

Intelligent automation enables faster, more efficient operations at scale

LAB OPTIMIZATION

Orchestrating laboratory operations to improve throughput, quality and scalability

REVENUE CYCLE MANAGEMENT

Optimizing revenue operations to improve productivity, accuracy and financial performance

PATIENT SERVICES

Intelligent patient engagement improving access, personalization and service resolution

labcorp | INVESTOR DAY 2026
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68

TECHNOLOGY AND INNOVATION

Powering the next generation of enterprise capabilities

AI innovation platform that rapidly scales innovation into competitive advantage

LABCORP BUILD™

Labcorp's AI platform accelerates enterprise innovation by enabling the secure, governed development of digital capabilities

- **Scientific discovery**
- **Revenue cycle management (RCM)**
- **Contact center**
- **Accessioning**
- **BLS study acceleration**

labcorp | INVESTOR DAY 2026

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69

TECHNOLOGY AND INNOVATION

Extracting actionable intelligence from health data

Moving beyond episodic diagnostic results to intelligent insights that transform care

PROVIDERS

Next test recommendation

Case finding

PATIENTS & CONSUMERS

Lifestyle management

Intelligent patient report



What should we order next?
Who should be tested?
Aggregated longitudinal insight
What is this patient eligible for?
labcorp
What do these results mean together?
My health explained over time
Enrich with other labs and records
Does cross-evidence change the call?

BIOPHARMA

Pharma data product

Clinical trial matching

LABCORP R&D

Reporting enhancement

Discovery and reclassification

labcorp | INVESTOR DAY 2026

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71©2026 Labcorp. All rights reserved. Key takeaways Technology is accelerating revenue growth by improving provider, patient and biopharma experiences AI is embedded across Labcorp to improve productivity and increase operating leverage Automation drives long-term operational performance Labcorp's proprietary data, science and AI platform create a durable competitive advantage

©2026 Labcorp. All rights reserved. Long-Term Financial Outlook Julia Wang Chief Financial Officer I N V E S T O R D A Y 2 0 2 6

LONG-TERM FINANCIAL OUTLOOK

Overview

Proven track record of delivering on our financial commitments

Durable topline growth driven by clear strategy and focused execution

Sustainable margin expansion supported by topline growth and technology-enabled operating efficiencies

Compelling long-term outlook with 5% - 8% revenue CAGR and 8.5% - 11.5% adjusted EPS CAGR

Strong cash flow generation and disciplined capital deployment driving long-term shareholder value

labcorp | INVESTOR DAY 2026
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73

LONG-TERM FINANCIAL OUTLOOK

Continued momentum supports strong 2026 outlook

Reiterating our FY 2026 financial guidance[1]

REVENUE	ADJUSTED EPS	FREE CASH FLOW
$14.71B - $14.83B	**$18.10 - $18.55**	**$1.24B - $1.36B**
+5.4% to +6.3% Y/Y	+10.1% to +12.8% Y/Y	+2.8% to +12.8% Y/Y
Midpoint	*Midpoint*	*Midpoint*
$14.8B	**$18.33**	**$1.3B**
+5.9% Y/Y	+11.5% Y/Y	+7.8% Y/Y

1. Revenue guidance includes impact from foreign currency translation of 0.4% for enterprise and 1.5% for BLS. Enterprise level guidance includes the estimated impact from currently anticipated capital allocation, including acquisitions, share repurchases, and dividends. Guidance unchanged from what was provided on 7/30/2026; revenue and free cash flow rounded to one decimal.

labcorp | INVESTOR DAY 2026

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74

75©2026 Labcorp. All rights reserved. Proven track record of driving consistent and profitable growth L O N G - T E R M F I N A N C I A L O U T L O O K Delivering on long-term outlook from 2023 Investor Day 1. Midpoint of FY 2026 guidance previously issued on July 30, 2026; see appendix for more information. 2. Free Cash Flow from continuing operations excluding spin-related items. ADJUSTED EPS 2023 $13.56 $18.33 2026 guidance midpoint1 11% CAGR FREE CASH FLOW 20232 $1.3B 2026 guidance midpoint1 14% CAGR $0.9B REVENUE 2026 guidance midpoint1 2023 $14.8B 7% CAGR $12.2B

LONG-TERM FINANCIAL OUTLOOK

Delivering superior total shareholder returns over time

LH has outperformed the S&P 500 Healthcare index

TSR Over Longer-Term

12/31/2019 – 08/31/2026


144%
88%
LH
S&P 500 Healthcare

Longer-Term: immediately before COVID to date.

TSR Over Prior Outlook

12/29/2023 – 08/31/2026


51%
31%
LH
S&P 500 Healthcare

Prior Outlook: 2023 Investor Day Outlook period to date.

labcorp | INVESTOR DAY 2026

©2026 Labcorp. All rights reserved.

76

LONG-TERM FINANCIAL OUTLOOK

Disciplined capital deployment fueling growth and shareholder value

Balanced between reinvesting in the businesses and returning to shareholders

$6.1B
2023 – 2025 Cash Generated from Operations and Strategic Actions[1]

$6.1B
2023 – 2025 Capital Deployment[2]

$3.7B
Reinvested in the Businesses

- **$1.4B** CapEx
- **$2.3B** M&A[3]

$2.4B
Returned to Shareholders

- **$0.7B** Dividends
- **$1.7B** Share Repurchases

1. Strategic actions refer to the cash provided by discontinued financing activities from the spin-off of Fortrea in 2023, which was comprised primarily of the $1.6B cash distribution to Labcorp offset by the balance sheet cash of the spun entities.
2. Excludes cash inflows and outflows associated with debt refinancing.
3. M&A includes acquisitions of businesses and purchases of equity affiliates and other investments, offset by proceeds of any sales.

labcorp | INVESTOR DAY 2026
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77

LONG-TERM FINANCIAL OUTLOOK

We will continue to maintain discipline in our capital deployment strategy

2027 – 2029 Illustrative capital deployment: invest into the business, strengthen the portfolio and return to shareholders

$6.3B - $7.2B
Operating Cash Flow

REINVEST IN THE BUSINESSES

Capital Expenditures

Anticipated to be ~4% of revenue

M&A

Driving 1.5% - 2.5% revenue CAGR

RETURN CAPITAL TO SHAREHOLDERS

Dividends

Targeted range of 15% - 20% of adjusted earnings

Share Repurchases

Strategic lever to return capital to shareholders covering share dilution at a minimum

labcorp | INVESTOR DAY 2026
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78

LONG-TERM FINANCIAL OUTLOOK

Durable topline growth powered by organic growth and M&A

Multiple pathways to drive sustainable long-term growth

5.0% - 8.0%

Revenue Growth

2026 – 2029 CAGR

Organic Growth 3.5% - 5.5%

Key Growth Drivers

- Growing healthcare demand and diagnostic innovation
- Focus on high-growth specialty areas across Diagnostics & BLS
- Strategic partnerships with health systems and leading pharma

M&A 1.5% - 2.5%

Strategic Considerations

- Accelerates growth priorities
- Adds differentiated capabilities
- Strengthens market leadership

Target Financial Criteria

- Accretive to **adjusted EPS** by **year 1**
- Returns **Cost of Capital** by **year 3**

labcorp | INVESTOR DAY 2026

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79

LONG-TERM FINANCIAL OUTLOOK

Sustainable margin expansion enabled by topline growth and productivity

Leveraging advanced technologies to drive innovation and efficiencies

75 - 150 bps
Margin Expansion
by end of 2029

Key Drivers

Capture operating leverage

- Deliver durable volume growth
- Drive favorable mix

Generate productivity savings through LaunchPad ($125M - $150M per year)

- Reshape the core and realize acquisition synergies
- Improve operating efficiencies for end-to-end value delivery

Embedding advanced technologies across the enterprise to increase operating leverage and enhance productivity

labcorp | INVESTOR DAY 2026
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80

LONG-TERM FINANCIAL OUTLOOK

2026 – 2029 Outlook: positioned for continued strong growth

Compelling revenue growth, margin expansion and cash flow generation driving long-term shareholder value

ENTERPRISE REVENUE	**5.0% - 8.0% CAGR**
Organic Revenue	**3.5% - 5.5% CAGR**
Diagnostics	*2.5% - 4.5% CAGR*
BLS	*4.0% - 7.0% CAGR*
Acquisition Revenue	**1.5% - 2.5% CAGR**

MARGIN EXPANSION	**75 - 150 bps by the end of 2029**
ADJUSTED EPS	**8.5% - 11.5% CAGR**
FREE CASH FLOW	**In line with adjusted earnings growth**

KEY ASSUMPTIONS

- Outlook incorporates potential return of PAMA
- Outlook assumes foreign exchange rates as of June 30, 2026
- Financial leverage: 2.5x to 3.0x gross debt to TTM adjusted EBITDA
- LaunchPad savings of $125M - $150M per year
- Adjusted effective tax rate of approximately 23%
- Includes estimated impact from anticipated capital deployment

labcorp | INVESTOR DAY 2026
©2026 Labcorp. All rights reserved.
81

82©2026 Labcorp. All rights reserved. Key takeaways Proven track record of delivering consistent and profitable growth Durable topline growth and sustainable margin expansion driven by clear strategy and focused execution Compelling long-term outlook with 5%-8% revenue CAGR and 8.5%-11.5% adjusted EPS CAGR Strong cash flow generation enables disciplined capital deployment and drives shareholder value while maintaining investment-grade rating on debt

83©2026 Labcorp. All rights reserved. Break

©2026 Labcorp. All rights reserved.

85©2026 Labcorp. All rights reserved. The Case for Labcorp ✓ Consistent track record of delivering strong performance ✓ Tremendous growth opportunities ahead ✓ A differentiated platform powered by science, technology and global scale ✓ Compelling long-term outlook

©2026 Labcorp. All rights reserved.

©2026 Labcorp. All rights reserved. Appendix

APPENDIX

Guidance for 2026

Labcorp is affirming 2026 full-year guidance, last updated on July 30, 2026. The following guidance assumes foreign exchange rates effective as of June 30, 2026. Enterprise level guidance includes the estimated impact from currently anticipated capital allocation, including acquisitions, share repurchases, and dividends.

	2026 Guidance	
	Low	**High**
Revenue		
Labcorp Enterprise[1,2]	$14,710	$14,827
Growth[3]	5.4%	6.3%
Diagnostics Laboratories	$11,450	$11,532
Growth[3]	5.3%	6.0%
Biopharma Laboratory Services[4]	$3,269	$3,300
Growth[3]	5.5%	6.5%
Adjusted EPS	$18.10	$18.55
Free Cash Flow	$1,240	$1,360

1. 2026 Enterprise guidance includes an impact from foreign currency translation of 0.4%.
2. Enterprise level revenue is presented net of intercompany transaction eliminations.
3. Growth based on 2025 Enterprise revenue of $13,952 million, Diagnostics Laboratories revenue of $10,876 million and Biopharma Laboratory Services revenue of $3,098 million.
4. 2026 Biopharma Laboratory Services guidance includes an impact from foreign currency translation of 1.5%.

labcorp | INVESTOR DAY 2026
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